UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 15, 2011

Intellicell Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-49388	91-1966948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

30 East 76th Street, 6th Floor, New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 249-3050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement
Item 3.02               Unregistered Sale of Equity Securities

Series D Preferred Stock Financing

On January 27, 2012, Intellicell Biosciences, Inc. (the “Company”) entered into a securities purchase agreement with an accredited investor, as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company sold an aggregate of twelve thousand five hundred (12,500) shares of our series D convertible preferred stock and a warrant to purchase one hundred twenty-five thousand shares (125,000) of the Company’s common stock, for aggregate gross proceeds of $250,000. On December 15, 2011, this same investor had purchased the same number of shares (12,500) of our series D preferred stock and warrants to purchase the same number of shares of common stock (125,000) on the same terms and conditions as set forth above, for aggregate gross proceeds of $250,000.

On January 30, 2012, the Company entered into securities purchase agreements with two accredited investors, as defined in Regulation D promulgated under the Securities Act, pursuant to which the Company sold an aggregate of two thousand (2,000) shares of our series D convertible preferred stock and warrants to purchase an aggregate of twenty thousand shares (20,000) of the Company’s common stock, for aggregate gross proceeds of $40,000.

On February 2, 2012, the Company entered into securities purchase agreement, effective December 15, 2011, with an accredited investor, as defined in Regulation D promulgated under the Securities Act, pursuant to which the Company sold an aggregate of twelve thousand five hundred (12,500) shares of our series D convertible preferred stock and a warrant to purchase one hundred twenty-five thousand shares (125,000) of the Company’s common stock, for aggregate gross proceeds of $250,000.

The securities sold to each of the foregoing investors were sold as units, each unit consisting of two thousand five hundred (2,500) shares of our series D convertible preferred stock and a warrant to purchase twenty-five thousand shares (25,000) of the Company’s common stock.

Each share of series D convertible preferred stock has a stated value equal to $20.00 per share and is initially convertible at any time into shares of common stock at a conversion ratio equal to the stated value divided by the conversion price then in effect. Currently, the conversion price is equal to $2.00 per share, subject to adjustment under certain circumstances.  As long as the series D preferred stock is outstanding, the conversion price of the series D convertible preferred stock in effect shall be reduced by $0.05 for every one hundred eighty (180) day period a share of series D preferred stock is held by the investor.  The series D convertible preferred stock shall automatically be converted into shares of the Company’s common stock after three years.

The warrants are exercisable for a period of five years from the date of issuance at an initial exercise price of $2.00, subject to adjustment under certain circumstances.  The exercise price of the warrants and the conversion price of the series D convertible preferred stock are subject to anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

The investors have contractually agreed to restrict their ability to exercise the warrants and convert the series D convertible preferred stock such that the number of shares of the Company common stock held by each investor and their respective affiliates after such exercise or conversion does not exceed 9.99% of the Company’s then issued and outstanding shares of common stock.

Until such time that the series D convertible preferred stock is no longer outstanding, upon any proposed issuance by the Company of its Common Stock or Common Stock Equivalents (or a combination thereof as defined in the securities purchase agreement) for cash consideration (the “Subsequent Financing”), each investor may elect, in its sole discretion, to exchange all or some of the series D convertible preferred stock and warrants then held by such investor for any securities issued in a Subsequent Financing on a $1.00 for $1.00 basis, provided, however, this right shall not apply with respect to (i) an Exempt Issuance (as defined in the securities purchase agreement) or (ii) an underwritten public offering of the Company’s common stock.

If at any time the Company shall determine to file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act, of any of its equity securities (other than (i) the amendment of a registration statement previously filed or the filing of a registration statement that was previously filed and withdrawn or (ii) on Form S-4, Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall use its best efforts to include in such registration statement all of the shares of common stock issuable upon conversion of the series D convertible preferred stock and issuable upon exercise of the warrants (collectively “Registrable Securities”); provided, however, that if the registration statement (i) is to be made on a continuous basis pursuant to Rule 415 under the Securities Act, it shall be within the Company’s sole discretion to reduce or eliminate the number of Registrable Securities that are included in a registration statement to the extent necessary to satisfy the Securities and Exchange Commission’s requirements pursuant to Rule 415 under the Securities Act or (ii)  involves an underwritten offering of the securities of the Company and the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities which the holders have requested the Company to register will materially and adversely affect the distribution of such securities by such underwriters, then the Company may reduce or eliminate the number of Registrable Securities that are included in a registration statement.

The securities sold in the private placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Each of the investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.  This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Canadian License Agreement

On December 15, 2011, the Company entered into an exclusive lab services agreement (the “Canadian Agreement”) with Regenastem, Inc., a Canadian corporation (the “Canadian Licensee”), pursuant to which the Company has granted Canadian Licensee the exclusive right and license to the Company’s stromal vascular fraction technology (the “Technology”) and the Company’s trademarks (the “Trademarks”) so that the Canadian Licensee can utilize the Technology and Trademarks to provide tissue processing services for humans and animals in Canada. The Canadian Agreement shall have an initial term ending on August 26, 2031, and shall continue on successive five-year terms thereafter unless terminated by either party (the “Term”). Either party may terminate the Canadian Agreement, for among other things, the failure to cure a material breach of the Canadian Agreement within 10 business days or if either party makes an assignment for the benefit of creditors, is adjudicated bankrupt or insolvent, commences proceedings under bankruptcy law or Canadian Licensee is unable to generate at least $500,000 in fees payable to the Company with any eighteen (18) month period during the Term. The Company may terminate the Canadian Agreement, if among other things, Canadian Licensee fails to follow the Company’s protocol for tissue processing or if the Canadian Licensee fails to report any tissue processing case to the Company. If the Canadian Agreement is terminated for non-performance as described above, the Company shall repurchase the license from the Canadian Licensee for an amount equal to two times the license fee earned by the Canadian Licensee through the date of such termination.

In addition, Licensee agreed to invest $500,000 in the Company’s Series D Preferred Stock Financing, $250,000 of which was invested after the signing of the Canadian License and the remaining $250,000 of which was made on January 27, 2012 as described above. The parties agree that, within one hundred and twenty (120) days before the expiration of the Term, the Canadian Licensee will pay a renewal fee of $500,000 for the next 10 years and/or two 5 year renewal terms in total. For each tissue processing case performed by Canadian Licensee, the Canadian Licensee shall pay the Company, on a monthly basis, a fee of thirty percent (30%) of the fess designated by the Company for tissue processing. In addition, for each Laboratory Facility set up by the Canadian Licensee, the Canadian Licensee shall pay the Company 30% of the net profit realized from the establishment of such Laboratory Facility.

Australian License Agreement

On December 16, 2011, the Company entered into an exclusive lab services agreement (the “Australian Agreement”) with Cell-Innovations Pty Ltd. (“Australian Licensee”) pursuant to which the Company has granted Australian Licensee the exclusive right and license to the Technology and Trademarks so that the Australian Licensee can utilize the Technology and Trademarks to provide tissue processing services for humans in Australia and New Zealand (the “Territory”). The Australian Agreement shall have an initial term ending on December 16, 2021, and shall continue on successive one-year terms thereafter unless terminated by either party upon 90 day written notice (the “Term”). Either party may terminate the Australian Agreement, for among other things, the failure to cure a material breach of the Australian Agreement within 10 business days or if either party makes an assignment for the benefit of creditors, is adjudicated bankrupt or insolvent or commences proceedings under bankruptcy law or if Australian Licensee is unable to generate at least AUD$1,000,000 in fees payable to the Company with any thirty-six (36) month period during the Term.  The Company may terminate the Australian Agreement, if among other things, Australian Licensee fails to follow the Company’s protocol for tissue processing or if the Australian Licensee fails to report any tissue processing case to the Company. If the Australian Agreement is terminated for non-performance as described above, the Company shall repurchase the license from the Australian Licensee for an amount equal to two times the license fee earned by the Australian Licensee through the date of such termination.

In consideration for the grant of the exclusive license, Australian Licensee agreed to pay the Company a one-time license fee of $700,000 payable upon the execution of the Australian Agreement. As of the date of this Current Report on Form 8-K, the Australian Licensee has not paid the entire licensing fee to the Company. For each tissue processing case performed by Australian Licensee, a fee of twelve and one-half percent (12.5%) of the fess designated by the Company for tissue processing shall be remitted to the Company on a monthly basis. Australian Licensee shall also pay the Company a fee of twelve and one-half percent (12.5%) of the all profit earned by the Australian Licensee form the initial up front sale of lab equipment to other laboratory facilities who acquire a sublicense from the Australian Licensee to use the Technology in the Territory. The Company also agreed to issue the Australian Licensee one hundred thousand (100,000) shares of the Company’s common stock upon the execution of the Australian Agreement. As of the date of this Current Report on Form 8-K, the Company has not issued these shares to the Australian Licensee since full payment of the license fee has not been received by the Company.

Item 8.01	Other Events.

Effective February 1, 2012, Mr. Stuart Goldfarb, a former director of the Company, agreed to serve on the advisory board of the Company. In connection with becoming a member of the Company’s advisory board, Mr. Goldfarb and the Company entered into an advisory agreement pursuant to which the Company agreed to issue Mr. Goldfarb warrants to purchase 50,000 shares of common stock on a quarterly basis for as long as he is an advisor to the Company. The agreement has a term of two years from the date of execution. At or near the date for the expiration of the term of the agreement, the parties will discuss terms, if any, for the mutual agreement to extend the term of the agreement.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with these transactions.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

 The exhibits listed in the following Exhibit Index are filed as part of this report.

3.1
Certificate of Designations of Preferences, Rights and Limitations of the series D convertible preferred stock of Intellicell Biosciences, Inc. (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2011 and incorporated herein by reference).

4.1
Form of warrant to Purchase common stock issued by Intellicell Biosciences, Inc. in the private placement (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2011 and incorporated herein by reference).

10.1
Form of securities purchase agreement by and among Intellicell Biosciences, Inc. and the institutional accredited investors in the private placement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2011 and incorporated herein by reference).

10.2
Form of securities purchase agreement by and among Intellicell Biosciences, Inc. and the non-institutional accredited investors in the private placement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2011 and incorporated herein by reference).

10.3
Form of registration rights agreement by and among  Intellicell Biosciences , Inc. and the investors in the private placement (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2011 and incorporated herein by reference).

10.4	Exclusive Canadian National Laboratory Services License Agreement, dated December 15, 2011, by and between Intellicell Biosciences, Inc. and RegenaStem, Inc.

10.5	Laboratory Services License Agreement, dated December 16, 2011, by and between Intellicell Biosciences, Inc. and Cell-Innovations Pty Ltd

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICELL BIOSCIENCES, INC.

Date: February 3, 2012	By:	/s/ Dr. Steven Victor
Dr. Steven Victor
Chief Executive Officer

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